SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC 20549
                ____________________________

                          FORM 8-K

                   Current Report Pursuant
                to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

       Date of report (Date of earliest event reported):
                       July 2, 2001
                ____________________________

                  THE EARTHGRAINS COMPANY
   (Exact Name of Registrant as Specified in Its Charter)

                         DELAWARE
      (State or Other Jurisdiction of Incorporation)

       1-7554                36-3201045
(Commission file Number)     (I.R.S. Employer
                             Identification No.)

8400 Maryland Avenue, St. Louis, Missouri      63105
(Address of Principal Executive Offices)     (Zip Code)

                    (314) 259-7000
    (Registrant's Telephone Number, Including Area Code)
____________________________________________________
____________________________________________________

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ITEM 5.  OTHER EVENTS

     The Earthgrains Company (the "Registrant") announced today that it expects to report diluted earnings per share of approximately $0.34 for the first quarter of fiscal year 2002, as discussed more fully in the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The Earthgrains Company announced today that it entered into a Merger Agreement on June 29, 2001 with Sara Lee Corporation, as discussed more fully in the press release attached hereto as Exhibit 99.2 and incorporated herein by reference.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 THE EARTHGRAINS COMPANY
                                 (Registrant)

Date:  July 2, 2001         BY:  /S/ MARK H. KRIEGER
                                 Mark H. Krieger
                                 Vice President and Chief
                                 Financial Officer

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            EXHIBIT INDEX


Exhibit No.        Description of Index
------------       --------------------

Exhibit 99.1       Press Release

Exhibit 99.2       Press Release


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